QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.19

BUY SELL AGREEMENT

        THIS BUY SELL AGREEMENT (the "Agreement") is made as of September 29, 2000 (the "Effective Date"), among (i) LECG HOLDING COMPANY, LLC, a California limited liability company (the "Company"), (ii) TCEP/LECG FUNDING CORPORATION, a Delaware corporation (together with its Affiliates, "TCEP"), (iii) DAVID J. TEECE and DAVID KAPLAN (each an "Executive"), (iv) the institutional investors listed on the signature pages hereto (collectively the "iCap Entities") and (v) any other Person who becomes a party to this Agreement by executing and delivering a joinder to this Agreement ("Joinder Agreement") in the form of Annex B attached hereto (who together with TCEP, the Executives and the iCap Entities, are hereinafter referred to collectively as the "Unitholders," and individually as the "Unitholder"). Certain definitions are set forth in Section 7 of this Agreement.

RECITALS

        A.    The Company is the sole member of LECG, LLC, a California limited liability company ("LECG"). LECG is engaged, directly and indirectly through its Subsidiaries, in the business of providing economic and financial analysis, expert testimony, litigation support and strategic management consulting services to a broad range of public and private enterprises (the "Business"). The Company, LECG and their respective Subsidiaries are sometimes collectively referred to herein as the "LECG Entities" and individually as an "LECG Entity."

        B.    The Company and the Unitholders desire to enter into an agreement pursuant to which certain Unitholders will purchase, and the Company will sell to such Unitholders, up to 2,643,334 of the Company's Common Units in the allocations set forth on Annex A or in a Joinder Agreement, as the case maybe.

        C.    The execution and delivery of this Agreement by the Company and the Unitholders is a condition to the Company's issuance and sale Common Units and Class A Preferred Units, pursuant to a Purchase Agreement dated as of September 29, 2000 among the Company, TCEP and certain other investors named therein (the "Purchase Agreement").

AGREEMENT

        In consideration of the foregoing and the mutual covenants and promises contained herein, the parties agree as follows:

        1.    Purchase and Sale of Restricted Units and Other Stock.

          (a)   The Company shall authorize the issuance and sale of up to 2,643,334 of the Company's Common Units (the "Restricted Units" ), pursuant to the terms and conditions of this Agreement. Each Unitholders will purchase, and the Company will sell to each Unitholder, at a price of $.01 per Unit, the number of Restricted Units set forth opposite such Unitholder's name on Annex A or on a Joinder Agreement, as the case may be. The Restricted Units shall be subject to forfeiture in accordance with Section 2 below. The Company will deliver to the Unitholders the certificates representing such Restricted Units, and against payment to the Company of the aggregate purchase price by a cashier's or certified check.

          (b)   In connection with the purchase and sale of any Restricted Units hereunder, each Unitholder represents and warrants to the Company that:

              (i)  The Restricted Units to be acquired by the Unitholder pursuant to this Agreement will be acquired for the Unitholder's own account and not with a view to, or intention of,

    distribution thereof in violation of the Securities Act, or any applicable state securities laws, and Restricted Units will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

             (ii)  The Unitholder confirms that he or she is an accredited investor," as that term is defined in Rule 506 of Regulation D under the Securities Act.

           (iii)  The Unitholder is able to bear the economic risk of his investment in the Restricted Units for an indefinite period of time because the Restricted Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

            (iv)  The Unitholder has had an opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of Restricted Units and has had full access to such other information concerning the Company as he has requested.

             (v)  This Agreement constitutes the legal, valid and binding obligation of the Unitholder, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Unitholder does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Unitholder is a party or any judgment, order or decree to which the Unitholder is subject.

            (vi)  The Unitholder is a resident of the state set forth on Annex A.

          (c)   Concurrently with the execution of this Agreement, the Unitholder shall execute in blank and deliver to the Company an assignment separate from certificate in the form of Annex C attached hereto (the "Assignment Certificate") with respect to (i) any Common Units and Class A Preferred Units (collectively, the "Investment Units") purchased by the Unitholder pursuant to the Purchase Agreement and (ii) the Restricted Units, which Assignment Certificate shall authorize the Company to assign, transfer and deliver the Restricted Units and Investments Units to the appropriate acquirer thereof pursuant to Section 3 below or Section 9 of the Stockholders Agreement and under no other circumstances. Upon issuance, the certificates for Restricted Units that are unvested as of the date hereof pursuant to Section 2 below shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. All regular cash distributions on Restricted Units shall be paid directly to the Unitholder and shall not be held in escrow. In any event, all certificates for Restricted Units which have vested shall be released from escrow within 60 days following the date of vesting.

        2.    Vesting of Restricted Units.

          (a)   For each Unitholder, seventy-five percent (75%) of his or her Restricted Units (the "Time Vested Units") shall vest in accordance with the following schedule, if as of each such date, the Unitholder is still providing services to an LECG Entity pursuant to an employment or consulting agreement:

Date	Cumulative Percentage of Common Units to be Vested
1st anniversary of the Effective Date	25.0%
2nd anniversary of the Effective Date	50.0%
3rd anniversary of the Effective Date	75.0%
4th anniversary of the Effective Date	100.0%

          (b)   For certain Unitholders, twenty-five percent (25%) of their Restricted Units (the "Performance Vested Units") shall vest over a period of four years at rate of twenty-five percent (25%) per year upon the Unitholder's achievement of the back-office billings goal for the applicable year (the "Back-Office Performance Goal") as set forth on Annex D attached hereto.

  Those Unitholders subject to Back-Office Performance Goals are listed on Annex D and must increase their back office billings by ten percent (10%) each year over their particular base-line category for a period of four years. If a Unitholder holding Performance Vested Units achieves his or her Back-Office Performance Goal for the applicable calendar year, twenty-five percent (25%) of his or her Performance Vested Units shall vest as of December 31 of such year. The Board, in its sole discretion, will determine whether the Unitholder has satisfied his Back Office Performance Goal for each calendar year not later than January 15 of the succeeding year (the "Determination Date"). At least six months prior to a Determination Date, the Board will make a preliminary determination as to whether the Unitholder likely will achieve the Back Office Performance Goal for that year. If, in the Board of Director's sole discretion, the Unitholder does not appear likely to achieve his Back Office Performance Goal, the Company will issue a written notice (the "Performance Notice") to the Unitholder, and the Unitholder, the President of LECG and the applicable practice group director will, within 30 days of delivery of the Performance Notice, jointly develop a one page business plan to assist the Unitholder in achieving his Back Office Performance Goal (the "Performance Plan"). The Performance Plan may modify the Back Office Performance Goal and, in determining whether the Unitholder has achieved the Back Office Performance Goal in a particular calendar year, the Board will consider any modifications made by a Performance Plan. The first "calendar year" for purposes of satisfaction of the Back Office Performance Goal will be from the Effective Date through December 31, 2001.

          (c)   For each Executive, twenty-five percent (25%) of his Restricted Units (the "Management Vested Units") shall vest over a period of four years based on the annual success of LECG, measured by LECG's achievement of its Business Plan (the "Management Goal"). On the Determination Date, the Board will determine in its sole discretion whether the Management Goal has been achieved in any calendar year; provided, however, that achievement of the Management Goal is presumed if LECG meets its Business Plan for that year. If the Management Goal for the applicable calendar year is achieved, twenty-five percent (25%) of the Management Vested Units shall vest as of December 31 of such year. The first "calendar year" for purposes of satisfaction of the Management Goal will be from the Effective Date through December 31, 2001. The number of Management Vested Units held by each Executive is set forth in Annex A.

          (d)   Notwithstanding Sections 2(b) and (c) above, (i) all Performance Vested Units and Management Vested Units not yet vested shall vest on January 16, 2005 and (ii) upon a Sale of the Company, fifty percent (50%) of the Restricted Units which have not yet become vested at the time of such sale shall become vested. Restricted Units which have not yet become vested shall be referred to herein as "Unvested Units," and all Restricted Units which have become vested, as well as all Investment Units, shall be referred to herein as "Vested Units."

        3.    Repurchase Option.

          (a)   Upon the occurrence of any of the following events (each a "Triggering Event"), the Restricted Units held by the applicable Unitholder (the "Selling Unitholder") and his or her Permitted Transferees will be subject to repurchase, in each case by the Company, TCEP and the other Unitholders and their respective Permitted Transferees (the "Remaining Unitholders") pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option"):

      (i)
      the termination of the Selling Unitholder's employment or consulting relationship with the Company LECG, as applicable, for any or no reason;

      (ii)
      the death or Permanent Disability of the Selling Unitholder;

      (iii)
      any purported sale or transfer of Restricted Units by the Selling Unitholder in violation of the Securityholders' Agreement;

      (iv)
      the filing of a petition, voluntary or involuntary, in any federal or state bankruptcy or insolvency proceeding relating to the Selling Unitholder, which petition or proceeding is not withdrawn or terminated within 60 days after the commencement thereof; or

      (v)
      the making of an assignment for the benefit of creditors by the Selling Unitholder;

provided, however, that if the Selling Unitholder's employment or consulting relationship with the Company is terminated for Cause, the Investment Units shall also be subject to the Repurchase Option. Notwithstanding the foregoing, no Vested Units shall will be subject to the Repurchase Option following an initial public offering of the Company's equity securities under the Securities Act.

          (b)   The purchase price for each Unvested Unit will be the Selling Unitholder's Original Cost for such Unit, and the purchase price for each Vested Unit will be the Fair Market Value for such Unit; provided, however, that if the Unitholder's employment or consulting relationship with the Company, as applicable, is terminated for Cause prior to the fourth anniversary of this Agreement, the purchase price for each Restricted Unit, whether or not vested, and each Investment Unit will be the Selling Unitholder's Original Cost for such Unit, except that the purchase price for each Class A Preferred Unit will be the Selling Unitholders' Original Cost, plus the Class A Unpaid Yield (as defined in the LLC Agreement) of such Unit.

          (c)   Upon the occurrence of a Triggering Event, the Board shall deliver written notice thereof to TCEP and the Remaining Unitholders. The Company may elect to purchase all or any portion of the Restricted Units and/or Investment Units, as applicable, by delivering written notice (the "Repurchase Notice") to the Selling Unitholder and his/her Permitted Transferees within 90 days after the Triggering Event. The Repurchase Notice will set forth the number of Unvested Units and Vested Units to be acquired from the Selling Unitholder, the aggregate consideration to be paid for such Units and the time and place for the closing of the transaction. The number and class of Units to be repurchased by the Company shall first be satisfied to the extent possible from the Units held by the Selling Unitholder at the time of delivery of the Repurchase Notice. If the number and class of Units then held by the Selling Unitholder is less than the total number and class of Units the Company has elected to purchase, the Company shall purchase the remaining Units from the Selling Unitholder's Permitted Transferees (if any), pro rata according to the number and class of Units held by such Permitted Transferees at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest whole unit). The number of Vested Units and Unvested Units to be repurchased hereunder will be allocated among the Selling Unitholder and his/her Permitted Transferees pro rata according to the number and class of Units to be purchased from such Person.

          (d)   If for any reason the Company does not elect to purchase all of the Units subject to repurchase pursuant to the Repurchase Option, TCEP and the Remaining Unitholders shall be entitled to exercise the Repurchase Option for the Units that the Company has not elected to purchase (the "Available Units"). As soon as practicable after the Company has determined that there will be Available Units, but in any event no later than 90 days after the date of the Triggering Event, the Company shall give written notice (the "Option Notice") to TCEP and the Remaining Unitholders setting forth the number of Available Units and the purchase price for the Available Units. TCEP and the Remaining Unitholders may elect to purchase up to their respective Pro Rata Share of the Available Units by giving notice to the Company within 60 days after the date of the Option Notice ("Unitholder Option Period"). If TCEP and the Remaining Unitholders do not elect to purchase all of the Available Units during the Unitholder Option Period, the Company shall, within five days thereafter, give written notice of the total number of Available Units not purchased during the Unitholder Option Period to each Unitholder who elected to purchase during the Unitholder Option Period (the "Eligible Unitholders"). Such Eligible Unitholders shall have the right, but not the obligation, to purchase the remaining

  Available Units by delivering written notice to the Company within ten days after receipt of the Company's notice. If the number of remaining Available Units is not sufficient to satisfy the demand therefor from all the Eligible Unitholders, such remaining Available Units will be allocated to each Eligible Unitholders based on the ratio that the Available Units purchased by such Eligible Unitholder during the Unitholder Option Period bears to the aggregate number of Available Units purchased by all of the Eligible Unitholders during that period. As soon as practicable, but in any event within five days after the expiration of the 45-day period set forth above, the Company shall notify the Selling Unitholder and his/her transferees as to the number of Units being purchased from them by TCEP and/or the Remaining Unitholders (the "Supplemental Repurchase Notice").

          (e)   The closing of the purchase of Restricted Units and/or Investment Units pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, whichever is later; provided, however, that such date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. Each of the Company, TCEP and the Remaining Unitholders, as applicable, shall pay the aggregate purchase price for the Restricted Units and Investment Units each has elected to purchased in one lump sum by check or wire transfer or in five equal installments pursuant to Section 5(f) below; provided, however, that the Company will pay for the Units by first offsetting amounts outstanding under any bona fide debts owed by the Selling Unitholder. The purchasers will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require all sellers' signatures be guaranteed.

          (f)    If payment for the Units being purchased pursuant to the Repurchase Option is to be made in installments, such payments shall be made as follows: one-fifth of the purchase price on the date of the closing and the remaining amount of the purchase price in four installments pursuant to the terms of a promissory note in the form of Annex E attached hereto.

          (g)   Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Restricted Units and/or Investment Units by the Company shall be subject to applicable restrictions contained in the California Corporations Code or the Company's and each of its Subsidiaries' debt and equity financing agreements and applicable law. If any such restrictions prohibit the repurchase of Restricted Units and/or Investment Units hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

        4.    Restrictions on Transfer of Restricted Units.    The purchase of the Restricted Units purchased by the Unitholder hereunder shall be subject to certain restrictions on transfer which are provided in the Securityholders' Agreement. Each Unitholder who is not already a party to the Securityholders' Agreement agrees to execute a joinder to such agreement concurrently with his execution and delivery of this Agreement. Notwithstanding any provision in this Agreement or the Securtyholders' Agreement to the contrary, no Unitholder shall Transfer any interest in any Unvested Units.

        5.    Additional Restrictions on Transfer of Restricted Units.

          (a)    Legend.    The certificates representing Restricted Units and the Investment Units will bear a legend in substantially the following form:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE BUY-SELL AGREEMENT DATED AS OF SEPTEMBER 29, 2000 AMONG THE COMPANY AND CERTAIN OF THE COMPANY'S SECURITYHOLDERS. A COPY OF THE BUY-SELL AGREEMENT MAY BE OBTAINED FROM THE COMPANY BY THE HOLDER HEREOF WITHOUT CHARGE."

          (b)    Opinion of Counsel.    No holder of Restricted Units may sell, transfer or dispose of any Restricted Units (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

        6.    Spousal Provisions.    The provisions of this Section 7 will in no way affect the character of any property of the Unitholders or the spouses of the Unitholders. Each married Unitholder must deliver to the Company, concurrently with his execution of this Agreement, a consent of spouse in the form attached hereto as Annex E that has been executed by his spouse. In the event a Unitholder is married after the execution of this Agreement, that Unitholder must deliver to the Company, within 15 days after his marriage, a consent of spouse in the form attached hereto as Annex E that has been executed by his spouse. The Unitholder and his/her spouse agree that if the Unitholder or his/her spouse commences an action for the dissolution of marriage or separate maintenance or if the Unitholder and his/her spouse enter into an agreement dividing their respective property rights, such property rights will be divided in such a manner that the Unitholder will acquire as a result of such action or agreement his or her spouse's entire interest in the Restricted Units and Investment Units, if any.

        7.    Definitions.

          "Affiliate" has the meaning specified in the Purchase Agreement.

          "Board" means the Board of Directors of the Company.

          "Business Plan" means that certain business plan, budget and performance goals of LECG approved by the Board at least annually and as updated from time to time.

          "Cause" shall be determined by the Board in its sole discretion and shall mean the Unitholder's (1) commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to any LECG Entity or involving harassment of or discrimination against any employees of any LECG Entity, (2) misappropriation of funds or assets of any LECG Entity for personal use; (3) continued substantial and repeated neglect of his duties as specified in any employment agreement or consulting agreement between such Unitholder and an LECG Entity, after written notice from the Board, and such neglect has not been cured within 30 days after such Unitholder receives notice thereof from the Board; (4) gross negligence or willful misconduct in the performance of his or her duties as specified in any employment agreement or consulting agreement between such Unitholder and an LECG Entity, after written notice from the Board, and such failure has not been cured within 30 days after such Unitholder receives notice thereof from the Board; or (5) engaging in conduct constituting a material breach of any employment agreement or consulting agreement between such Unitholder and an LECG Entity, and such breach has not been cured within 30 days after such Unitholder receives notice thereof from the Board.

          "Class A Preferred Unit" has the meaning specified in the LLC Agreement.

          "Common Unit" has the meaning specified in the LLC Agreement.

          "Fair Market Value" means with respect to each Common Unit means ninety percent (90%) of the average of the closing prices of the sales of the class of Common Stock on all securities exchanges on which such Common Units may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Common Units are not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Common Units are not quoted in the NASDAQ System, of the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Common Units are not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market the Fair Market Value will be the fair value of such Common Units determined in good faith by the Board. If the Selling Unitholder reasonably disagrees with such determination, the Board and the Selling Unitholder will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 30 days after the delivery of the Repurchase Notice or the Supplemental Repurchase Notice, Fair Market Value shall be determined by an appraiser jointly selected by the Board and the Selling Unitholder, which appraiser shall submit to the Board and the Selling Unitholder a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an appraiser within 45 days after delivery of the Repurchase Notice or the Supplemental Repurchase Notice, whichever is later, then within seven days thereafter, each party shall submit the names of four investment banking firms (from the 20 top-tier investment banking firms), and each party shall be entitled to strike two names from the other party's list of firms, and the appraiser shall be selected by lot from the remaining four investment banking firms. The expenses of such appraiser shall be borne by the Selling Unitholder unless the appraiser's valuation is not less than ten percent (10%) greater than the amount determined by the Board, in which case, the costs of the appraiser shall be borne by the Company. The determination of such appraiser shall be final and binding upon all parties. If the Repurchase Option is exercised within 90 days after Termination, then Fair Market Value shall be determined as of the date of such Termination; thereafter, Fair Market Value shall be determined as of the date the Repurchase Option is exercised. For purposes of this definition, the term "Common Unit" includes equity securities of the Company issued with respect to Common Units by way of a split, dividend, reclassification or other recapitalization.

          "LLC Agreement" means the Limited Liability Company Agreement dated as of the date hereof among the Company and the unitholders named therein.

          "Original Cost" means (i) with respect to each Common Unit purchased hereunder or pursuant to the Purchase Agreement, $.01 per share, and (ii) with respect to each Class A Preferred Unit purchased pursuant to the Purchase Agreement, $1,000 per Unit (in each case, as proportionately adjusted for all subsequent Unit splits, dividends and other recapitalizations).

          "Permanent Disability" means, with respect to a particular person, such person's incapacity due to physical or mental illness such that even with reasonable accommodation he or she is unable to perform the essential functions of his or her previously assigned duties where (i) such incapacity has been determined to exist by either (A) the Company's disability insurance carrier or (B) by the concurring opinions of two licensed physicians (one selected by the Company and one by Executive), and (ii) the Board has determined, based on competent medical advice, that such incapacity will continue for such period of time of at least six continuous months and that it would have a material adverse effect on the Company. Any such termination for disability shall be only as expressly permitted by the Americans with Disabilities Act.

          "Permitted Transferees" has the meaning specified in the LLC Agreement.

          "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Pro Rata Share" means the ratio of (i) the number such class of equity securities owned by a Unitholder on such date to (ii) the total number of such class of equity securities then outstanding held by all Unitholders desiring to purchase such class of equity securities pursuant to, as the case may be, the Repurchase Option in Section 3(d).

          "Sale of the Company" means any transaction or series of transactions pursuant to which any Person or group of related Persons, other than TCEP or an Affiliate of TCEP, in the aggregate acquire(s) (i) equity securities of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or noncompliance) to elect a majority of the Company's Board (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's equity securities, securitytholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis; provided that a Public Offering shall not constitute a Sale of the Company.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Securityholders' Agreement" means the Securityholders' Agreement dated as of the date hereof among the Unitholder, TCEP, the Company and certain other securityholders named therein.

          "Transfer" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

          "Unit" has the meaning specified in the LLC Agreement.

        8.    Notices.    Any notice provided for in this Agreement must be in writing and must be either personally delivered, sent by facsimile or sent by reputable overnight courier service (charges prepaid) to the recipient at the following address:

    If to the Company or LECG:

      LECG Holding Company, LLC
      2000 Powell Street
      Suite 600
      Emeryville, CA 94608
      Tel.: (510) 450-6799
      Fax: (510) 653-6213

    with a copy to:

      Folger, Levin & Kahn LLP
      1900 Avenue of the Stars, 28th Floor
      Los Angeles, CA 90067
      Attention: Carol Kerr
      Tel.: (310) 556-3700
      Fax: (310) 556-3790

    If to TCEP:

      c/o Thoma Cressey Equity Partners
      600 Montgomery Street
      San Francisco, CA 94111
      Attention: William W. Liebeck
      Tel No.: (415) 263-3660
      Fax No.: (415) 392-6480

    with a copy to:

      Hogan & Hartson L.L.P.
      555 13th Street, N.W.
      Washington, D.C. 20004
      Attention: J. Hovey Kemp
      Tel: (202) 637-5600
      Fax: (202) 637-5910

    If to a Unitholder:

      As such address set forth on the Company's records.

    or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered personally or sent by facsimile, and one day after deposit with a reputable overnight courier service.

        9.    General Provisions.

          (a)    Transfers in Violation of Agreement.    Any Transfer or attempted Transfer of any Restricted Units in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Restricted Units as the owner of such stock for any purpose.

          (b)    Choice of Law; Jurisdiction.    All questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. The parties hereby: (i) submit to the jurisdiction of any state or federal court sitting in California in any action or proceeding arising out of or relating to Agreement; (ii) agree that all claims in respect of such action or proceeding may be heard or determined in any such court; and (iii) agree not to bring any action or proceeding arising out of or relating to this Agreement in any other court. The Unitholder hereby waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. The parties hereby agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

          (c)    Remedies.    Each of the parties to this Agreement (including TCEP) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (d)    Amendment and Waiver.    The provisions of this Agreement may be amended or and waived only with the prior written consent of the Company and the Unitholders holding not less than 75% of the Restricted Units at the time of such amendment; provided, however, that all of the parties hereto will be bound by any amendment notwithstanding any decision not to consent to the terms of such amendment.

          (e)    Business Days.    If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's principal executive office is located, the time period shall be automatically extended to the business day immediately following, such Saturday, Sunday or holiday.

          (f)    No Waiver.    A waiver by any party hereto of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such party would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of any party hereto, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

          (g)    Indemnification and Reimbursement of Payments on Behalf of the Unitholder.    The LECG Entities shall be entitled to deduct or withhold from any amounts owing from such LECG Entity to the Unitholder any federal, state, provincial, local or foreign withholding taxes, excise taxes, or employment taxes ("Taxes") imposed with respect to the Unitholders' compensation or other payments from such LECG Entity or the Unitholders' ownership interests in the Company, including, but not limited to, wages, bonuses, dividends, the receipt or exercise of stock options and/or the receipt or vesting of restricted stock.

          (h)    No Tax Advice from Company.    Each Unitholder acknowledges (i) that the Company has not provided any advice to such Unitholder concerning the tax consequences of his receipt of the Restricted Units including, but not limited to, any recommendation as to whether it would be advisable for the Unitholder to file an election described in Section 83(b) of the Internal Revenue Code of 1986, as amended; and (ii) that such Unitholder has been advised to consult with his own tax and legal advisors with respect to such tax consequences.

          (i)    Attorneys' Fees.    In the event of any litigation, arbitration or similar proceeding among the parties hereto arising out of or in connection with this Agreement, the prevailing party will be entitled to recover from the other party all of his costs and expenses incurred in connection with such proceedings, including (but not limited to) reasonable attorneys' fees.

          (j)    Successors and Assigns.    Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by (i) the Company and its respective successors and assigns and (ii) so long as they hold Restricted Units, the Unitholders (including their Permitted Transferees) and their respective successors and assigns.

          (k)    Severability.    Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (l)    Complete Agreement.    This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (m)    Counterparts; Facsimile Execution.    This Agreement may be executed in multiple counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. This Agreement may be executed by delivery of an original executed counterpart signature page by facsimile transmission.

        IN WITNESS WHEREOF, the undersigned has executed this Buy-Sell Agreement as of the date first written above.

LECG HOLDING COMPANY, LLC
By:	/s/ DAVID KAPLAN David Kaplan President
TCEP/LECG FUNDING CORPORATION
By:	/s/ WILLIAM W. LIEBECK William W. Liebeck President
EXECUTIVES:
/s/ DAVID J. TEECE David J. Teece
/s/ DAVID KAPLAN David Kaplan

[Signatures continued on next page]

        IN WITNESS WHEREOF, the undersigned has executed this Buy-Sell Agreement as of the date first written above.

FROG & PEACH INVESTORS, LLC, a California limited liability company
By:	/s/ MATTHEW R. BARGER Matthew R. Barger Director
NORMAN LABOE AS TRUSTEE OF TEECE IRREVOCABLE TRUST NO. 3 U/A/D 10-14-97
By:	/s/ NORMAN LABOE Norman Laboe, Trustee

ANNEX A

Name/Address of Unitholder	Total Restricted Units
TCEP/LECG Funding Corporation	N/A
David J. Teece 2000 Powell Street, Suite 600 Emeryville, CA 94608 Tel.: (510) 450-6799 Fax: (510) 653-6213	528,667
David J. Teece Trust	N/A
David Kaplan 1600 M Street, N.W., Suite 700 Washington, D.C. 20036 Tel No.: (202) 973-0508 Fax No.: (202) 466-4487	528,667
Frog & Peach Investors, LLC	N/A

A-1

ANNEX B

JOINDER TO BUY-SELL AGREEMENT

        The undersigned hereby consents to and agrees to be bound by the terms, covenants and provisions of the Buy-Sell Agreement (the "Buy-Sell Agreement") as of September 29, 2000 applicable to Unitholders of LECG Holding Company, LLC, and hereby agrees to purchase                        Restricted Units, at $0.01 per Unit, subject to all of the terms, conditions, rights, obligations and restrictions described in the Buy-Sell Agreement; provided, however, the "Effective Date" as applicable to the undersigned shall be the date of this Joinder Agreement. Except as otherwise provided in the Buy-Sell Agreement, the term "Unitholder" shall be deemed to include the undersigned.

        Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Buy-Sell Agreement.

Date:
Name:
Address:

Dated:	October , 2000	/s/ DEBRA ARON Debra Aron

FROG & PEACH INVESTORS, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY
By:	/s/ MATTHEW R. BARGE Matthew R. Barge Manager
NORMAN LABOE AS TRUSTEE OF TEECE IRREVOCABLE TRUST NO. 3 U/A/D 10-14-97
By:	/s/ NORMAN LABOE Norman Laboe, Trustee

[Signatures continued on next page]

I-CAP EQUITY PARTNERS (NO. 1) LIMITED
By:	/s/ TONY HANNON Its: Director
/s/ MANUEL ABDALA Manuel Abdala
/s/ ALAN S. ALEXANDROFF Alan S. Alexandroff
THE A. ALEXANDROFF FAMILY TRUST
By:	/s/ ALAN S. ALEXANDROFF Trustee
/s/ NEAL BRODY Neal Brody
/s/ MICHAEL CADWALADER Michael Cadwalader
/s/ DUNCAN CAMERON Duncan Cameron
/s/ ROBIN CANTOR Robin Cantor
/s/ JOHN CHANDLEY John Chandley
/s/ J. GEOFFREY COLTON J. Geoffrey Colton
/s/ CARL R. DANNER Carl R. Danner
/s/ CRAIG ELSON Craig Elson

[Signatures continued on next page]

/s/ WILLIAM L. FITZSIMMONS William L. Fitzsimmons
/s/ ALAN S. FRANKEL Alan S. Frankel
/s/ RICHARD GILBERT Richard Gilbert
/s/ MARK GLUECK Mark Glueck
/s/ CLIFF W. HAMAL Cliff W. Hamal
/s/ WILLIAM GILES HAMM William Giles Hamm
/s/ ROBERT G. HARRIS Robert G. Harris
/s/ DANIEL E. INGBERMAN Daniel E. Ingberman
THOMAS & MARY ANNE JORDE REVOCABLE TRUST
By:	/s/ THOMAS JORDE Trustee
/s/ HENRY KAHWATY Henry Kahwaty
LECG INVESTMENT, LLC
By:	/S/ [ILLEGIBLE]
/s/ DANIEL M. KASPER Daniel M. Kasper
/s/ JAMES LANGENFELD James Langenfeld
/s/ GREGORY NACHTWEY Gregory Nachtwey

[Signatures continued on next page]

/s/ ERNEST NADEL Ernest Nadel
/s/ VINCENT E. O'BRIEN Vincent E. O'Brien
/s/ JOE D. PACE Joe D. Pace
/s/ THOMAS RANDLETT Thomas Randlett
/s/ DANIEL RUBINFELD Daniel Rubinfeld
/s/ GAIL RUBINFELD Gail Rubinfeld
/s/ DAVID SCHEFFMAN David Scheffman
/s/ GEORGE SCHINK George Schink
/s/ PABLO T. SPILLER Pablo T. Spiller
/s/ G. MITCHELL WILK G. Mitchell Wilk
/s/ JAMES F. WILSON James F. Wilson
/s/ ROBERT YERMAN Robert Yerman

[Signatures continued on next page]

/s/ WILLIAM HOGAN William Hogan
/s/ MUKESH BAJAJ Mukesh Bajaj
/s/ JOSEPH KRAEMER Joseph Kraemer
/s/ JAMES GRIFFIN James Griffin
/s/ WALTER VANDAELE Walter Vandaele
/s/ JOHN C. BUTLER, III John C. Butler, III
/s/ TIMOTHY DEVITT Timothy Devitt
/s/ STEPHEN A. JOHNSON Stephen A. Johnson
/s/ STEPHEN E. SELLICK Stephen E. Sellick
/s/ CHRISTOPHER J. WARSHAW Christopher J. Warshaw
/s/ RICHARD L. WHITE Richard L. White

[Signatures continued on next page]

/s/ JEFFREY ZELIKSON Jeffrey Zelikson
/s/ DAVID HOWEKAMP David Howekamp
/s/ MARCIA E. WILLIAMS Marcia E. Williams
/s/ ROBERT MENEES Robert Menees
MARVIN A. TENENBAUM AND LYNN TENENBAUM, JOINT TENANTS
/s/ MARVIN A. TENENBAUM Marvin A. Tenenbaum
/s/ LYNN TENENBAUM Lynn Tenenbaum
/s/ ALAN MADIAN Alan Madian
ESHA BAJAJ IRREVOCABLE TRUST
/s/ ESHA BAJAJ Trustee
AMY ELIZABETH O'BRIEN 1997 IRREVOCABLE TRUST U/T/D NOVEMBER 19, 1997
By:	/s/ KATHERINE A. MARTIN Trustee

[Signatures continued on next page]

ERIN KATHYRN O'BRIEN 1997 IRRECOVABLE TRUST U/T/D NOVEMBER 19, 1997
By:	/s/ KATHERINE A. MARTIN Trustee
THE KATHERINE LARSON O'BRIEN 1997 IRRECOVABLE TRUST U/T/D NOVEMBER 19, 1997
By:	/s/ KATHERINE A. MARTIN Trustee
/s/ COLIN BLAYDON Colin Blaydon
/s/ ROBIN AARONSON Robin Aaronson
/s/ DAVID ANDRADE David Andrade
/s/ LAURIE BAKER Laurie Baker
/s/ MICHELLE BURTIS Michelle Burtis
/s/ MARY T. COLEMAN Mary T. Coleman
/s/ ELIZABETH DEVINE Elizabeth Devine

[Signatures continued on next page]

/s/ MICHAEL A. FLYNN Michael A. Flynn
/s/ WILLIAM C. PALMER William C. Palmer
/s/ JOHN L. PETERMAN John L. Peterman
/s/ SUSAN POPE Susan Pope
/s/ TIKO SHAH Tiko Shah
/s/ ANDREW WECHSLER Andrew Wechsler
/s/ ROBERT YOUNG Robert Young
/s/ LEONARD WAVERMAN Leonard Waverman
/s/ JOSEPH COOK Joseph Cook
/s/ GEORGE BARKER George Barker
/s/ CHARLES FINCH Charles Finch

[Signatures continued on next page]

/s/ RICHARD LEVINE Richard Levine
/s/ KIERAN MURRAY Kieran Murray
/s/ GRAHAM SCOTT Graham Scott

ANNEX C

ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED,                        , does hereby sell, assign and transfer unto LECG Holding Company, LLC, a California limited liability company (the "Company"),                        Common Units of the Company represented by Certificate Nos.                         , such Certificates standing in the undersigned's name on the books of the Company, and does hereby irrevocably constitute and appoint                        as attorney to transfer the said Units on the books of the Company with full power of substitution in the premises.

Date:
Print Name:

C-1

ANNEX D

BACK OFFICE PERFORMANCE GOAL

D-1

ANNEX E

PROMISSORY NOTE

$	[City, State] [Date]

        For value received, the undersigned,                        (the "Maker"), promises to pay to                        the principal sum of                        , with simple interest on unpaid principal at the lower of (i) a rate equal to the publicly announced reference (prime) rate charged by Bank of America, NT&SA or its successors in interest on the date hereof and (ii) the highest interest rate legally allowable, which interest shall accrue from the date hereof.

        The principal and the interest thereon shall be payable in four (4) equal annual installments in the aggregate amount of                        Dollars ($            ) each. The first such installment shall be paid on the first anniversary of the date hereof and the subsequent installments shall be paid on each succeeding anniversary of the date hereof until all such payments have been made.

        Principal and interest shall be paid in lawful money of the United States, which shall be legal tender in payment of all debts, public and private, at the time of payment. All payments shall be applied first to accrued and unpaid interest and then to principal.

        Maker reserves the right to pay at any time before due the unpaid principal and interest with no penalty for such pre-payment. Any such payments shall be applied first to accrued but unpaid interest and then against installments thereafter falling due in reverse order of their maturity or against all of the remaining installments equally, at the option of the Maker.

        The amounts due pursuant to this Promissory Note shall become due and payable immediately, without demand or notice, upon default in payment or performance of this Promissory Note by Maker.

        Payments on this Promissory Note shall be without expense to the holder, and Maker agrees to pay all costs and expenses, including reasonable attorneys' fees of the holder, incurred in connection with the enforcement of the provisions of this Promissory Note.

        IN WITNESS WHEREOF, the undersigned has executed this Promissory Note, effective as of the date first above written.

"MAKER"
By:
Its:

E-1

ANNEX F

SPOUSAL CONSENT

        The undersigned, being the spouse of                         ("Unitholder"), acknowledges that the undersigned has read the Buy-Sell Agreement among LECG Holding Company, LLC, LECG, LLC and Unitholder dated as of September 29, 2000 (the "Agreement") and understands its contents; that the undersigned consents to the provisions contained in the Agreement; and that the undersigned is aware that by the provisions of the Agreement each Unitholder agrees to sell all of such Unitholder's interest in the Restricted Units and Investment Units, including the community property interest therein of the undersigned, if any, upon the happening of certain events. The undersigned hereby consents to such sale, approves of the provisions of the Agreement and, to the extent of any community property interest in the Restricted Units, agrees to abide by the provisions of the Agreement.

        The undersigned further acknowledges and agrees that any interest the undersigned may have in the Company under the community property laws of the State of California or any other state will be held without right to participate in the management and administration of the affairs and business of the Company and that the undersigned's spouse will be entitled in such spouse's sole discretion to vote the Restricted Units and Investment Units held in the name of such spouse, including any interest that constitutes community property of the undersigned. To the extent the undersigned succeeds to the interest of the undersigned's spouse in the Restricted Units and Investment Units, whether by voluntary transfer or transfer by operation of law, property settlement agreement pursuant to a dissolution of marriage proceeding, or by decree or order of court, or in any other manner, such interest will be subject to all terms of the Agreement and the undersigned will have no right to participate in the management and administration of the affairs and business of the Company, to require any information or account of the Company's transactions or to inspect the Company's books. The undersigned will merely be entitled to receive distributions to which the undersigned's spouse would otherwise by entitled with respect to the interest to which the undersigned has succeeded. This Spousal Consent will be binding on the undersigned and on the undersigned's successors, assigns, representatives, heirs and legatees.

        This Spousal Consent is not intended to alter and will not alter the community property, separate property or quasi-community property status of any property of the undersigned or the spouse of the undersigned.

Print Name:

F-1

QuickLinks

  Exhibit 10.19
BUY SELL AGREEMENT
  ANNEX A
  ANNEX B
JOINDER TO BUY-SELL AGREEMENT
  ANNEX C
ASSIGNMENT SEPARATE FROM CERTIFICATE
  ANNEX D
BACK OFFICE PERFORMANCE GOAL
  ANNEX E
PROMISSORY NOTE
  ANNEX F
SPOUSAL CONSENT